Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   7
Statement of Operations................   8
Statement of Changes in Net Assets.....   9
Financial Highlights...................  10
Notes to Financial Statements..........  12

Letter to Shareholders

January 30, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during the second half of 1995. After getting off to a strong start in the first half of the year, the stock and bond markets continued to enjoy substantial gains, driven by a combination of continuing economic growth and low inflation.

  As we reflect on the past six months, it is important to remember that the key to successful investing is to maintain a long-term perspective. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have out performed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.


[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the six months ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 14.40 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 6.20 percent on June
30. The yield on the Bond Buyer's Municipal Bond Index fell from 6.37 percent on June 30, 1995 to 5.56 percent on December 31, 1995. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

Performance Summary

  For the six months ended December 31, 1995, Van Kampen American Capital California Municipal Trust, formerly Van Kampen Merritt California Municipal Trust, generated a total return at market price of 10.10 percent<F1>.
This return reflects an increase in market price per common share on the American Stock Exchange from $10.75 on June 30, 1995 to $11.375 on
December 31, 1995.

                                               Continued on page two

1


Like other fixed-income securities during the latter half of 1995, the value of municipal bonds rose as interest rates declined.

  Additionally, the Trust produced a tax-exempt distribution rate of 6.59 percent<F3>, based on the closing stock price of $11.375 per share on December 31, 1995. Because income from the Trust is exempt from federal and state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for California residents in the combined marginal tax bracket of 43 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 11.56 percent.<F4>

Corporate News

  As you may have noticed in the performance summary, your Trust has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look under the new heading "VnKmAC" to find your Trust's price in your daily newspaper.

Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased economic activity.

  The current economic conditions are ideal for bonds---including municipal bonds. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year.

  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Trust.

Sincerely,



Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Investment Advisory Corp.          Investment Advisory Corp.


2


               Performance Results for the Period Ended December 31, 1995
                 Van Kampen American Capital California Municipal Trust
                              (AMEX Ticker Symbol  VKC)
Total Returns
Six-month total return based on market price<F1>...........................   10.10%
Six-month total return based on NAV<F2>....................................    8.78%

Distribution Rates
Distribution rate as a % of closing stock price<F3>........................    6.59%
Taxable-equivalent distribution rate as a % of closing stock price<F4>.....   11.56%

Share Valuations
Net asset value............................................................  $ 10.87
Preferred share rate<F5>...................................................    3.95%
Closing common stock price ................................................  $11.375
Six-month high common stock price (12/15/95)...............................  $11.500
Six-month low common stock price (07/20/95)...............................   $10.250

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3

                                        Portfolio of Investments
                                      December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                 Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------
          California Municipal Bonds 97.3%
$  2,000  Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty Fac Dist No
          1989-1 Rfdg (FGIC Insd) ..................................   5.375%  08/01/13  $  2,019,060
     790  Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev
          Ser A (Cap Guar Insd) ....................................   6.000   12/15/15       835,844
     500  Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr High Sch
          Pgm Ser A Rfdg (Cap Guar Insd) ...........................   6.000   08/01/09       528,995
   1,000  California Edl Fac Auth Rev Harvey Mudd College ..........   6.100   12/01/13     1,025,900
     500  California Hlth Fac Fin Auth Rev Children's Hosp Los
          Angeles Ser A (Prerefunded @ 06/01/01) ...................   7.125   06/01/21       577,695
   1,000  California Hlth Fac Fin Auth Rev Insd Amern Baptist Homes
          West Ser A ...............................................   7.650   04/01/14     1,082,020
   1,300  California Hlth Fac Fin Auth Rev Insd Episcopal Homes
          Ser A ....................................................   7.800   07/01/15     1,426,282
   1,000  California Hlth Fac Fin Auth Rev Kaiser Permanente Ser A
          (FSA Insd) ...............................................   5.550   08/15/25     1,000,650
   1,000  California Hlth Fac Fin Auth Rev Pomona Vly Cmnty Hosp
          Ser A ....................................................   7.000   01/01/17     1,021,350
   1,500  California Hlth Fac Fin Auth Rev Saint Joseph Hlth Sys
          Ser A (Prerefunded @ 07/01/01) ...........................   6.750   07/01/21     1,706,955
   1,225  California Hsg Fin Agy Rev Homeowner Mtg Ser A ...........   8.100   08/01/16     1,271,942
   3,205  California Hsg Fin Agy Rev Homeowner Mtg Ser D ...........       *   08/01/20       473,282
  15,000  California Hsg Fin Agy Rev Homeowner Mtg Ser D (AMBAC
          Insd) ....................................................       *   08/01/20     2,320,950
   1,280  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific
          Gas & Elec Co Ser B (AMBAC Insd) .........................   8.875   01/01/10     1,410,074
   2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southern
          CA Edison Co (Embedded Cap) (AMBAC Insd) <F2> ............   6.000   07/01/27     2,055,240
   1,300  California St Dept Veteran Affairs Home Pur Rev Ser A ....   8.300   08/01/19     1,363,843
   1,000  California St Pub Wks Brd Lease Rev Var CA St Univ Projs
          Ser A ....................................................   6.300   10/01/10     1,072,180
   1,000  California St Pub Wks Brd Lease Rev Var CA St Univ Projs
          Ser A ....................................................   6.375   10/01/14     1,068,970
     800  California St Var Purp (MBIA Insd) .......................   6.000   10/01/14       838,464
   2,000  California Statewide Cmnty Dev Auth Rev Ctfs Partn Sutter
          Hlth Oblig (MBIA Insd) ...................................   5.500   08/15/23     1,995,620


4  See Notes to Financial Statements


                               Portfolio of Investments (Continued)
                                  December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
         California Municipal Bonds (Continued)
$   785  Central Contra Costa, CA Sanitation Dist Rev Wastewtr
         Fac Impt Proj (MBIA Insd) .............................    6.250%  09/01/11  $   855,689
  1,000  Contra Costa, CA Tran Auth Sales Tax Rev Ser A ........    6.875   03/01/07    1,079,690
  2,300  Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert Hosp
         Corp Proj (Prerefunded @ 07/01/00) ....................    8.100   07/01/20    2,714,345
  1,500  Eden Twp, CA Hosp Dist Hosp Rev Ser A .................    7.200   11/01/16    1,532,655
  2,000  Emeryville, CA Pub Fin Auth Rev Hsg Increment Sub Lien
         A (Prerefunded @ 02/01/01) ............................    7.875   02/01/15    2,356,800
  5,000  Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser A ....        *   01/01/27      709,050
  1,000  Foothill/Eastern Tran Agy Conv Cap Apprec Sr Lien Ser
         A <F3> ................................................  0/7.050   01/01/10      596,040
  5,435  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev Sr
         Lien Ser A ............................................        *   01/01/19    1,290,106
  2,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev Sr
         Lien Ser A ............................................        *   01/01/28      266,300
  1,690  Long Beach, CA Harbor Rev (MBIA Insd) .................    5.500   05/15/10    1,718,493
    790  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   03/01/10      321,293
    800  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   03/01/11      303,112
  1,700  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   03/01/12      604,197
    975  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   03/01/13      322,364
    155  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   03/01/20       31,513
  1,000  Los Angeles Cnty, CA Ctfs Partn Disney Pkg Proj .......        *   09/01/20      196,720
  1,606  Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease
         Ltd (FSA Insd) ........................................    7.375   12/15/06    1,836,140
  1,285  Montebello, CA Ctfs Partn Cap Impt Proj (Prerefunded @
         06/01/00) .............................................    7.000   06/01/15    1,450,161
  1,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) .......    5.750   06/01/15    1,028,210
  3,095  Paramount, CA Redev Agy Tax Alloc Redev Proj Area No 1
         Ser B (MBIA Insd) .....................................        *   08/01/26      432,248
  1,000  San Diego, CA Indl Dev Rev San Diego G&E Co Ser A
         (AMBAC Insd) ..........................................    7.625   07/01/21    1,039,600
    895  San Jose, CA Arpt Rev (AMBAC Insd) ....................    7.500   03/01/18      967,021
    935  Santa Barbara, CA Ctfs Partn ..........................    7.650   05/01/15    1,037,635
  1,450  Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj & Rfdg
         (AMBAC Insd) ..........................................    6.700   04/01/27    1,591,070
    100  Southern CA Home Fin Auth Single Family Mtg Rev Ser B..    7.750   03/01/24      106,213



5  See Notes to Financial Statements


                          Portfolio of Investments (Continued)
                            December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                             Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
         California Municipal Bonds (Continued)
$   600  Southern CA Pub Pwr Auth Pwr Proj Rev Multi Projs ....   5.500%  07/01/20  $   587,748
    900  Southern CA Pub Pwr Auth Pwr Proj Rev Multi Projs Ser
         1989 (Prerefunded @ 07/01/00) ........................   5.500   07/01/20      951,732
  2,000  Westminster, CA Redev Agy Tax Alloc Rev Coml Redev
         Proj No 1 Ser A Rfdg .................................   7.300   08/01/21    2,156,360
                                                                                    -----------
Total Long-Term Investments  97.3%
  (Cost $48,541,225) <F1>..........................................................  53,177,821
Short-Term Investments at Amortized Cost 1.8%......................................   1,000,000
Other Assets in Excess of Liabilities 0.9%.........................................     470,227
                                                                                    -----------
Net Assets  100%................................................................... $54,648,048
                                                                                    ===========

*Zero coupon bond

<F1>At December 31, 1995, cost for federal income tax purposes is $48,541,225;
    the aggregate gross unrealized appreciation is $4,636,596 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $4,636,596.

<F2>An embedded cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

<F3>Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.



The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


                        Portfolio Composition by Credit Quality
                         AAA...........................  49.4%
                         AA............................   6.5
                         A.............................  29.1
                         BBB...........................  12.3
                         Non-Rated.....................   2.7
                                                        ------
                                                        100.0%
                                                        ======


6  See Notes to Financial Statements


                                 Statement of Assets and Liabilities
                                    December 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $48,541,225) (Note 1).............................  $  53,177,821
Short-Term Investments (Note 1)......................................................      1,000,000
Interest Receivable..................................................................        938,771
Other................................................................................          1,090
                                                                                       -------------
     Total Assets....................................................................     55,117,682
                                                                                       -------------
Liabilities:
Payables:
  Income Distributions - Common and Preferred Shares.................................        225,103
  Custodian Bank.....................................................................         89,923
  Investment Advisory Fee (Note 2)...................................................         27,692
Accrued Expenses.....................................................................        126,916
                                                                                       -------------
    Total Liabilities................................................................        469,634
                                                                                       -------------
Net Assets...........................................................................  $  54,648,048
                                                                                       =============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 1,000,000 shares, 400 shares are issued with a liquidation preference of $50,000 per share) (Note 5).......................  $  20,000,000
                                                                                       -------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  3,187,395 shares issued and outstanding) (Note 3)..................................         31,874
Paid in Surplus .....................................................................     28,782,936
Net Unrealized Appreciation on Investments...........................................      4,636,596

Accumulated Undistributed Net Investment Income......................................        742,992
Accumulated Net Realized Gain on Investments.........................................        453,650
                                                                                       -------------
     Net Assets Applicable to Common Shares..........................................     34,648,048
                                                                                       -------------
Net Assets...........................................................................  $  54,648,048
                                                                                       =============
Net Asset Value Per Common Share ($34,648,048 divided by 3,187,395 shares
  outstanding).......................................................................  $       10.87
                                                                                       =============

7  See Notes to Financial Statements




                              Statement of Operations
            For the Six Months Ended December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $   1,767,478
                                                                  --------------
Expenses:
Investment Advisory Fee (Note 2)................................        161,523
Preferred Share Maintenance (Note 5)............................         29,404
Shareholder Services............................................         19,283
Custody.........................................................         17,270
Trustees Fees and Expenses (Note 2).............................         16,102
Printing........................................................         14,904
Legal (Note 2)..................................................          5,520
Other...........................................................         12,663
                                                                  --------------
     Total Expenses.............................................        276,669
                                                                  --------------
Net Investment Income...........................................  $   1,490,809
                                                                  ==============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...........................................  $   9,821,842
  Cost of Securities Sold.......................................     (9,045,016)
                                                                  --------------
Net Realized Gain on Investments ...............................        776,826
                                                                  --------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................      3,654,484
  End of the Period.............................................      4,636,596
                                                                  --------------
Net Unrealized Appreciation on Investments During the Period....        982,112
                                                                  --------------
Net Realized and Unrealized Gain on Investments.................  $   1,758,938
                                                                  ==============
Net Increase in Net Assets from Operations......................  $   3,249,747
                                                                  ==============


8  See Notes to Financial Statements



                      Statement of Changes in Net Assets
       For the Six Months Ended December 31, 1995 and the Year Ended June 30, 1995
(Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                           Six Months Ended     Year Ended
                                                                          December 31, 1995  June 30, 1995
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................................  $      1,490,809   $   3,015,820
Net Realized Gain/Loss on Investments...................................           776,826        (164,482)
Net Unrealized Appreciation on Investments During the Period............           982,112         512,873
                                                                          -----------------  --------------
Change in Net Assets from Operations ...................................         3,249,747       3,364,211
                                                                          -----------------  --------------
Distributions from Net Investment Income:
  Common Shares.........................................................        (1,193,064)     (2,297,195)
  Preferred Shares......................................................          (386,435)       (750,639)
                                                                          -----------------  --------------
                                                                                (1,579,499)     (3,047,834)
Distributions from Net Realized Gain on Investments - Common Shares.....          (158,571)        (19,001)
                                                                          -----------------  --------------
  Total Distributions...................................................        (1,738,070)     (3,066,835)
                                                                          -----------------  --------------
Net Change in Net Assets from Investment Activities.....................         1,511,677         297,376
From Capital Transactions (Note 3):
Value of Common Shares Issued Through Dividend Reinvestment.............           128,112         137,858
                                                                          -----------------  --------------
Total Increase in Net Assets............................................         1,639,789         435,234
Net Assets:


Beginning of the Period.................................................        53,008,259      52,573,025
                                                                          -----------------  --------------
End of the Period (Including undistributed net investment income
  of $742,992 and $831,682, respectively) ..............................  $     54,648,048   $  53,008,259
                                                                          -----------------  --------------

9  See Notes to Financial Statements




                                      Financial Highlights

         The following schedule presents financial highlights for one common share of the
                     Trust outstanding throughout the periods indicated. (Unaudited)
---------------------------------------------------------------------------------------------
                                                   Six Months Ended   -----------------------
                                                   December 31, 1995      1995        1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $         10.395   $  10.301   $  10.963
                                                   -----------------  ----------  -----------
  Net Investment Income..........................              .467        .951        .956
  Net Realized and Unrealized Gain/Loss
     on Investments..............................              .554        .111       (.740)
                                                   -----------------  ----------  -----------
Total from Investment Operations.................             1.021       1.062        .216
                                                   -----------------  ----------  -----------
Less:
  Distributions from Net Investment Income:
     Paid to Common Shareholders.................              .375        .725        .712
     Common Share Equivalent of Distributions
       Paid to Preferred Shareholders............              .121        .237        .156
  Distributions from Net Realized Gain on
       Investments Paid to Common Shareholders...              .050        .006        .010
                                                   -----------------  ----------  -----------
Total Distributions..............................              .546        .968        .878
                                                   -----------------  ----------  -----------
Net Asset Value, End of the Period...............  $         10.870   $  10.395   $  10.301
                                                   =================  ==========  ===========
Market Price Per Share at End of the Period......  $         11.375   $  10.750   $  10.625
Total Investment Return at Market
  Price <F2>.....................................            10.10%*      8.67%       4.32%
Total Return at Net Asset Value <F3>.............             8.78%*      8.47%        .35%
Net Assets at End of the Period (In millions)....  $           54.6   $    53.0   $    52.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (Annualized).......             1.64%       1.65%       1.53%
Ratio of Expenses to Average Net Assets
  (Annualized)...................................             1.02%       1.02%        .97%
Ratio of Net Investment Income to Average Net
Assets Applicable to Common Shares
  (Annualized) <F4>..............................             6.53%       7.02%       7.28%
Portfolio Turnover...............................            17.06%      15.81%      10.92%


* Non-Annualized
** If certain expenses had not been assumed by VKAC, the annualized ratio of expenses to average net assets applicable to common shares, ratio of expenses to average net assets and the ratio of net investment income to average net assets applicable to common shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991, 1.31%, 1.13% and 6.21% for the year ended June 30, 1990, and 1.09%, 1.09% and 6.04% for the period ended June 30, 1989.

<F1>  Net asset value at November 1, 1988 of $9.300 is adjusted for common share offering costs of $.145 per common share. Net asset value at June 30, 1989 of $9.416 is adjusted for preferred share offering costs of $.204 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

10


                                               November 1, 1988
                                                  (Commencement
                  Year Ended June 30              of Investment
---------------------------------------------    Operations) to
      1993       1992        1991       1990      June 30, 1989
---------------------------------------------------------------
$   10.147  $   9.408  $    9.095  $   9.212   $          9.155
----------  ---------  ----------  ----------  ----------------
      .968       .946        .975       .719               .385
      .788       .719        .313      (.117)              .261
----------  ---------  ----------  ----------  ----------------
     1.756      1.665       1.288       .602               .646
----------  ---------  ----------  ----------  ----------------
      .663       .654        .648       .648               .385
      .167       .245        .327       .071                -0-
      .110       .027         -0-        -0-                -0-
----------  ---------  ----------  ----------  ----------------
      .940       .926        .975       .719               .385
----------  ---------  ----------  ----------  ----------------
$   10.963  $  10.147  $    9.408  $   9.095   $          9.416
==========  =========  ==========  =========   ================
$   10.875  $   9.875  $    9.750  $   9.125   $          9.875
    18.49%      8.44%      14.51%      (.95%)             2.92%*
    16.19%     15.54%      10.85%      4.27%             (2.43%)*
$    54.5   $   51.9   $    49.5   $   48.4    $          29.3
     1.57%      2.07%      1.88%**      .50%**            .87%**
      .98%      1.26%      1.11%**      .43%**              N/A
     7.62%      7.74%      6.98%**     7.01%**           6.26%**
    17.66%     40.60%     99.43%      99.54%            57.06%


11  See Notes to Financial Statements





Notes to Financial Statements
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------


1. Significant Accounting Policies

Van Kampen American Capital California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust commenced investment operations on November 1, 1988.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation---Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions---Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses---Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes---It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its


12




Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $164,482 which will expire on June 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains---The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the six months ended December 31, 1995, the Trust recognized expenses of approximately $5,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $30,900.


13

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

3. Capital Transactions

At December 31, 1995 and June 30, 1995, paid in surplus related to common shares aggregated $28,782,936 and $28,654,945, respectively.

  Transactions in common shares were as follows:



                           Six Months Ended   Year Ended
                           December 31, 1995  June 30, 1995
-----------------------------------------------------------
Beginning Shares.........          3,175,320      3,162,077
Shares Issued Through
Dividend Reinvestment....             12,075         13,243
                           -----------------  -------------
Ending Shares............          3,187,395      3,175,320
                          ==================  =============



4.  Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the six months ended December 31, 1995, were $8,880,126 and $9,045,016, respectively.

5. Remarketed Preferred Shares

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 1995, was 3.95%, and for the six months then ended rates ranged from 3.78% to 3.95%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.


14




Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------
GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY

Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund



Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.



15



Van Kampen American Capital California Municipal Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and
Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601



* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.

16